Exhibit 4(ii) under Form N-1A
                                            Exhibit 3(c) under Item 601/Reg. S-K


                                 BLANCHARD FUNDS
                          BLANCHARD GLOBAL GROWTH FUND

                                 Number Shares
                                  ----- -----

                   Account No. PORTFOLIO See Reverse Side For
                  Organized under the Laws Certain Definitions
                      of the Commonwealth of Massachusetts






                                         THIS IS TO CERTIFY THAT is the owner of





                                                               CUSIP 093265 10 6


Fully Paid and Non-Assessable Shares of Beneficial Interest of the BLANCHARD GLOBAL GROWTH FUND Portfolio of BLANCHARD FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




                             Dated: BLANCHARD FUNDS
                                 Corporate Seal
                                      1986
                                  Massachusetts



/s/    Edward C. Gonzales                               /s/ John F. Donahue
       President and Treasurer                                     Chairman


           Countersigned: Federated Services      Company (Pittsburgh)
           Transfer Agent
           By:
           Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -       as tenants by the entireties    (Cust)                  (Minors)
JT  TEN -       as joint tenants with right of  under Uniform Gifts to Minors survivorship and not as tenants  Act.............................
               in common                        (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial  interest  represented  by the within  Certificate,  and do hereby irrevocably  constitute  and appoint  __________________________________________
-----------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                                     NOTICE:____________________
                                                     The signature to this
                                                     assignment must correspond
                                                     with the name as written
                                                     upon the face of the
                                                     certificate in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatever.


All persons dealing with Blanchard Funds, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a Maroon one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.